COLLEGE RETIREMENT EQUITIES FUND
(CREF)

SUPPLEMENT NO. 1
Dated August 23, 2010
to the May 1, 2010 Prospectus

CREF MONEY MARKET ACCOUNT

The following footnote is added to the table entitled “Annual Expense Deductions” on page 6 of the Prospectus, with respect to the CREF Money Market Account (the “Account”).

          “Beginning July 16, 2009, Teachers Insurance and Annuity Association of America (“TIAA”) has voluntarily withheld (“waived”) a portion of the distribution and/or administrative expenses of the Account in order to assist the Account in producing a yield of at least zero. TIAA is not obligated to continue these waivers, and there is no assurance that the Account will produce a yield of at least zero.

          Any expenses waived after October 1, 2010 are subject to possible recovery by TIAA from the Account for three years after the waiver. TIAA may recover from the Account a portion of the amounts waived at such time as the Account’s daily yield would be positive absent the effect of the waiver, and in such event the amount of recovery on any day will be approximately 25% of the Account’s yield (net of all expenses) on that day.”

Under the Prospectus section entitled “Past Performance,” footnote 1 to the Account’s bar chart on page 40 and footnote 3 to the Account’s average annual total returns table on page 42 are each replaced in its entirety with the following:

          “Beginning July 16, 2009, part or all of the distribution and/or administrative expenses for the Account have been withheld by TIAA (“waived”). Without this waiver, the 7-day current and effective annualized yields and total returns for the Account would have been lower. Amounts waived on or after October 1, 2010 are subject to possible recovery by TIAA under certain conditions. Please see the footnote to the table entitled “Annual Expense Deductions” on page 6 for a further description of these arrangements.”

CREF SOCIAL CHOICE ACCOUNT

In order to reflect changes in the oversight, naming and construction of the independent indices used to screen investments of the CREF Social Choice Account (the “Account”) based on certain social criteria, the following disclosure replaces the entire disclosure for the Account in the sections entitled “Principal Investment Strategies” and “Current Social Criteria” on pages 28-31 of the Prospectus. These changes do not reflect any substantive changes in the social screening criteria utilized by such indices.

          “Principal Investment Strategies: The Social Choice Account invests in a diversified set of domestic and foreign stocks and other equity securities, bonds and other fixed-income securities, as well as money market instruments and other short-term debt instruments. The Account invests only in companies that are suitable from a financial perspective and whose activities are consistent with the Account’s social criteria.

          The Account is balanced, with assets divided between foreign and domestic stocks and other equity securities (about 60%) and bonds and other fixed-income securities, including money market instruments (about 40%). Under normal circumstances, the equity portion of the Account is divided between a domestic and a foreign portion, with domestic equities accounting for approximately 47% of the Account (domestic equities generally may vary between 37% and 57% of the Account) and foreign equities accounting for approximately 13% of the Account (foreign equities generally may vary between 8% and 18% of the Account). When TCIM believes that market conditions or transaction needs require it, the equity portion of the Account can go as high as 70% or as low as 50% through adjustments to either or both of the domestic and foreign equity portions, with corresponding changes to the fixed-income portion. Additionally, up to 6% of the Account may be invested in foreign fixed-income securities. Any of these percentages can be changed even further if TCIM believes it would be appropriate.

          The equity portion of the Account includes both a domestic and a foreign equities portion. The domestic equity portion attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index. The foreign equity portion of the Account attempts to track the return of developed foreign markets as represented by the MSCI EAFE® + Canada Index.

          The fixed-income portion of the Account seeks to track the returns and duration of the Barclays Capital U.S. Aggregate Bond Index.

          The benchmark for the Social Choice Account is a composite index comprised of three unmanaged benchmarks: the Russell 3000® Index, the MSCI EAFE® + Canada Index and the Barclays Capital U.S. Aggregate Bond Index. See “More About Benchmarks and Other Indices” below for more information about composite and other benchmarks.

          Current Social Criteria: The social criteria the Account takes into consideration, and any universe of investments that the Account utilizes, are nonfundamental investment policies. They can be changed without the approval of the Account’s participants.

          The Account primarily invests in companies that are screened by MSCI, Inc. (“MSCI”) to favor companies that meet or exceed specified environmental, social and governance (“ESG”) criteria. The Account does this by investing in companies included in certain MSCI ESG Indices composed of domestic and foreign equity companies that meet or exceed the screening criteria described below.

          Prior to being eligible for inclusion in the MSCI ESG Indices, companies are subject to an ESG performance evaluation conducted by MSCI, consisting of numerous factors. The ESG evaluation process favors companies that are:

•	Strong stewards of the environment;

•	Committed to serving local communities where they operate and to human rights and philanthropy;

•	Committed to higher labor standards for their own employees and those in the supply chain;

•	Dedicated to producing high-quality and safe products; and

•	Managed in an exemplary and ethical manner.

          Examples of environmental assessment categories are: management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.

          MSCI then ranks companies by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards to be included in the MSCI ESG Indices. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the MSCI ESG Indices or the Account. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.

          The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the MSCI ESG Indices or the Account, most companies involved in these industries are ineligible for inclusion in the MSCI ESG Indices due to their poor overall ESG performance.

          The Corporate Governance and Social Responsibility Committee of the Board of Trustees provides guidance with respect to the Account’s social criteria. TCIM seeks to ensure that the Account’s investments are consistent with its social criteria, but TCIM cannot guarantee that this will always be the case for every Account holding. Even if an investment is not excluded by MSCI’s criteria, TCIM has the option of excluding the investment if it decides the investment is inappropriate, though it is expected that TCIM will normally rely on MSCI. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to review the ESG evaluation process. Investing on the basis of social criteria is qualitative and subjective by nature, and there can be no assurance that the social criteria utilized by MSCI or any judgment exercised by the Committee or TCIM will reflect the beliefs or values of any particular investor.

          The Account is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Account may also invest in securities issued by other countries or their agencies or instrumentalities in accordance with criteria established by the Corporate Governance and Social Responsibility Committee. The Account may also buy futures contracts and other derivative instruments for hedging and for cash management purposes.

          The fixed-income portion of the Account invests in the same kinds of securities as the Bond Market Account. The corporate issuers held in this portion of the Account are also subject to the screening criteria of MSCI. This portion may also use a trading technique called “mortgage rolls” which is outlined under the Bond Market Account description. Use of this technique by the Account will have the same benefits and risks as described for the Bond Market Account.

          Money market instruments and short-term debt securities will be of the same types as those held by the Money Market Account. The Account can also hold other kinds of short-term instruments. These help the Account to maintain liquidity, use cash balances effectively and take advantage of attractive investment opportunities.

          The Account may also buy and sell options, swaps, options on swaps, futures contracts and options on futures. The Account will use these instruments as hedging techniques or for cash management but not for speculation. These instruments do, however, involve special risks. The Account is not required to hedge its investments.”

For the same reasons noted above, the following disclosure replaces the third paragraph under the “Additional Information About Index Providers” section on page 83 of the Prospectus in its entirety:

          “THE CREF SOCIAL CHOICE ACCOUNT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY TIAA-CREF INVESTMENT MANAGEMENT LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND

CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

          ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.”

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